Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no representations as to either their accuracy or completeness. The Company disclaims any obligation to update this chart to reflect future events or circumstances or to correct inaccuracies in historical information.

TOTAL COMPANY
	2008				Full Year	2007				Full Year
All numbers in $000s except Per Share, People
data and percentages	Q4	Q3	Q2	Q1	2008	Q4	Q3	Q2	Q1	2007
Revenues Before Reimbursements	$174,475	$178,908	$189,385	$184,294	$727,062	$179,693	$167,057	$169,650	$164,838	$681,238
Reimbursements	19,526	19,184	22,023	22,845	83,578	23,595	23,790	19,983	18,452	85,820
Total Revenues	194,001	198,092	211,408	207,139	810,640	203,288	190,847	189,633	183,290	767,058
Y/Y Growth rate	-5%	4%	11%	13%	6%	13%	11%	15%	10%	13%
Q/Q Growth rate	-2%	-6%	2%	2%	N/A	7%	1%	3%	2%	N/A

Geographic Revenues as % of Total
U.S. Operations	85%	82%	82%	85%	83%	84%	85%	86%	89%	86%
Non U.S. Operations	15%	18%	18%	15%	17%	16%	15%	14%	11%	14%

Cost of Services Before Reimbursements	107,027	110,083	113,852	113,073	444,035	109,544	104,405	105,849	101,234	421,032
% of Revenues Before Reimbursements	61%	62%	60%	61%	61%	61%	62%	62%	61%	62%

General & Administrative Expenses	34,877	41,417	41,071	38,013	155,378	37,203	35,680	34,144	34,403	141,430
% of Revenues Before Reimbursements	20%	23%	22%	21%	21%	21%	21%	20%	21%	21%

EBITDA (1)	32,503	27,408	32,507	32,558	124,976	25,683	23,675	29,657	27,924	106,939
% of Revenues Before Reimbursements	19%	15%	17%	18%	17%	14%	14%	17%	17%	16%
Adjusted EBITDA (1)	32,571	27,408	34,462	33,208	127,649	32,946	26,972	29,657	29,201	118,776
% of Revenues Before Reimbursements	19%	15%	18%	18%	18%	18%	16%	17%	18%	17%

Operating Income	23,977	18,570	22,909	23,298	88,754	16,713	14,108	21,878	20,567	73,266
% of Revenues Before Reimbursements	14%	10%	12%	13%	12%	9%	8%	13%	12%	11%
Net Income	11,329	7,836	9,986	10,906	40,057	5,976	4,733	11,350	11,337	33,396
% of Revenues Before Reimbursements	6%	4%	5%	6%	6%	3%	3%	7%	7%	5%
Y/Y Growth rate	90%	66%	-12%	-4%	20%	-64%	-45%	-19%	-18%	-37%
Q/Q Growth rate	45%	-22%	-8%	82%	N/A	26%	-58%	0%	-32%	N/A

Net Income Per Diluted Share (EPS)	0.23	0.16	0.21	0.23	0.83	0.13	0.10	0.21	0.20	0.66
Adjusted Net Income Per Diluted Share(2)	0.24	0.17	0.24	0.25	0.89	0.22	0.14	0.21	0.22	0.80
Shares used in computing income per diluted share	49,145	48,895	48,257	46,838	48,285	46,533	46,462	54,126	55,907	50,757

Balance Sheet
Cash and cash equivalents	23,134	10,530	10,320	7,632	23,134	11,656	21,149	19,691	21,173	11,656
Trade accounts receivable, net	170,464	197,877	219,868	206,567	170,464	189,616	202,097	195,970	179,876	189,616
Days sales outstanding (3)	73	84	85	83	73	77	90	87	81	77
Debt	232,479	272,979	309,037	267,767	232,479	256,616	310,398	303,497	63,506	256,616

Share-based compensation expense related to consulting personnel	1,698	2,476	2,398	2,515	9,087	1,425	3,669	4,397	2,756	12,247

Employee Data (Period End) (4)
Billable	1,931	1,952	1,928	1,896	1,931	1,944	2,009	1,907	1,928	1,944
Non-billable	577	574	571	547	577	525	541	553	522	525
Total	2,508	2,526	2,499	2,443	2,508	2,469	2,550	2,460	2,450	2,469

(1)	See accompanying reconciliation of EBITDA and Adjusted EBITDA

(2)	Adjusted EPS excludes certain operating costs in calculating net income as provided in the accompanying schedule

(3)	Q2 2008 DSO is calculated on a proforma basis as if the Chicago Partners acquisition had occurred April 1, 2008

(4)	Employee Data represents FTE employees (adjusted for part-time status). Non-billable employee data prior to Q4 2008 has been restated on an FTE basis.
Confidential & Proprietary

SEGMENT INFORMATION
	2008				Full Year	2007				Full Year
	Q4	Q3	Q2	Q1	2008	Q4	Q3	Q2	Q1	2007

Business Segment Revenues
North American Dispute and Investigative Services	78,790	79,836	88,602	91,002	338,230	85,620	81,633	80,754	76,727	324,734
%of Total Revenues	41%	40%	42%	44%	42%	42%	43%	43%	42%	42%
North American Business Consulting Services	84,703	82,902	92,045	96,341	355,991	98,330	91,244	94,399	95,179	379,152
%of Total Revenues	44%	42%	44%	47%	44%	48%	48%	50%	52%	49%
International Consulting Operations	15,804	20,828	23,098	19,796	79,526	19,338	17,970	14,480	11,384	63,172
%of Total Revenues	8%	11%	11%	10%	10%	10%	9%	8%	6%	8%
Economic Consulting Services	14,704	14,526	7,663	n/a	36,893	n/a	n/a	n/a	n/a	n/a
%of Total Revenues	8%	7%	4%	n/a	5%	n/a	n/a	n/a	n/a	n/a

Segment Operating Profit(6)
North American Dispute and Investigative Services	30,106	32,558	33,753	35,023	131,440	32,666	31,809	30,910	31,144	126,529
% of Revenues Before Reimbursements	42%	45%	43%	42%	43%	42%	43%	41%	44%	42%
North American Business Consulting Services	31,695	28,047	33,993	33,330	127,065	33,030	29,629	30,072	31,033	123,764
% of Revenues Before Reimbursements	42%	38%	41%	40%	40%	39%	38%	37%	37%	38%
International Consulting Operations	3,562	6,127	8,179	5,383	23,251	5,878	4,883	7,216	4,183	22,160
% of Revenues Before Reimbursements	26%	33%	40%	32%	33%	34%	33%	53%	44%	40%
Economic Consulting Services	5,219	5,954	2,948	n/a	14,121	n/a	n/a	n/a	n/a	n/a
% of Revenues Before Reimbursements	37%	42%	40%	n/a	40%	n/a	n/a	n/a	n/a	n/a

Other Operating Data

Average Billable Full Time Equivalent Headcount
North American Dispute and Investigative Services	779	761	762	796	775	811	804	790	792	790
North American Business Consulting Services	871	886	914	940	904	998	1,001	1,003	1,052	1,018
International Consulting Operations	192	189	185	177	185	176	157	97	89	154
Economic Consulting Services	98	91	55	n/a	62	n/a	n/a	n/a	n/a	n/a
Total Company	1,940	1,927	1,916	1,913	1,926	1,985	1,962	1,890	1,933	1,962
Average Bill Rate (excluding success fees)
North American Dispute and Investigative Services	275	291	299	292	290	285	282	276	265	277
North American Business Consulting Services	230	227	227	213	224	196	200	203	201	200
International Consulting Operations	250	292	294	293	280	284	267	251	257	267
Economic Consulting Services	335	337	319	n/a	332	n/a	n/a	n/a	n/a	n/a
Total Company	257	265	266	254	260	240	238	236	230	236
Average Utilization (based off 1,850 hrs)
North American Dispute and Investigative Services	75%	73%	77%	84%	77%	78%	75%	76%	78%	77%
North American Business Consulting Services	78%	78%	80%	84%	80%	80%	79%	76%	77%	78%
International Consulting Operations	67%	72%	76%	73%	72%	66%	71%	85%	86%	75%
Economic Consulting Services	98%	99%	88%	n/a	96%	n/a	n/a	n/a	n/a	n/a
Total Company	77%	76%	79%	83%	79%	78%	77%	77%	78%	77%

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA TO OPERATING INCOME
	2008				Full Year	2007				Full Year
All numbers in $000s	Q4	Q3	Q2	Q1	2008	Q4	Q3	Q2	Q1	2007
Operating Income	23,977	18,570	22,909	23,298	88,754	16,713	14,108	21,878	20,567	73,266
Depreciation	4,426	4,330	4,381	4,165	17,302	4,274	4,189	3,995	3,721	16,179
Accelerated depreciation — office closures
included in other operating costs	493	553	620	868	2,534	—	—	—	—	—
Amortization	3,607	3,955	4,597	4,227	16,386	4,696	5,378	3,784	3,636	17,494

EBITDA (5)	32,503	27,408	32,507	32,558	124,976	25,683	23,675	29,657	27,924	106,939

Operating Costs
Separation and Severance costs				—	—	2,663	3,348	—	1,277	7,288
Office consolidation (excluding depreciation above)	68	—	1,955	650	2,673	4,600	2,150	—	—	6,750
Gain on sale of property				—	—	—	(2,201)	—	—	(2,201)
Litigation Charge				—	—	—	—	—	—	—

Adjusted EBITDA (5)	32,571	27,408	34,462	33,208	127,649	32,946	26,972	29,657	29,201	118,776

General and administrative expenses	34,877	41,417	41,071	38,013	155,378	37,203	35,680	34,144	34,403	141,430
Long term compensation expense related to consulting personnel (including share based compensation)	3,134	3,861	3,340	2,515	12,850	1,425	3,669	4,397	2,756	12,247

Total Segment Operating Profit (6)	70,582	72,686	78,873	73,736	295,877	71,574	66,321	68,198	66,360	272,453

(5)	EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA is useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

(6)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.
Confidential & Proprietary